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                                                                    EXHIBIT 99.2

Community Banks, Inc. and Glen Rock State Bank
Proforma Financial Statements
Combined Balance Sheets
(Unaudited, Dollars in Thousands, Except Per Share Data)

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
                                                                                       December 31, 2000
                                                                        ----------------------------------------------
                                                                                                 Pro Forma             Pro Forma
                                                              Community       Glen Rock         Adjustments            Combined
                                                            ------------    -------------     ---------------        -------------
Assets:
  Cash and due from banks                                   $    38,147     $       4,019                            $      42,166
  Interest-bearing time deposits in other banks                   2,275               293                                    2,568
  Investment securities, available for sale                     342,855            46,964                                  389,819
  Fed funds sold                                                  ---               6,280                                    6,280
  Loans, net                                                    684,044           120,502                                  804,546
  Premises and equipment, net                                    18,217             3,370                                   21,587
  Goodwill                                                          183             ---                                        183
  Other intangible assets                                           876             ---                                        876
  Loans held for sale                                             2,719             ---                                      2,719
  Accrued interest receivable and other assets                   32,056             5,913                                   37,969
                                                            -----------     -------------     ---------------        -------------
     Total assets                                           $ 1,121,372     $     187,341                            $   1,308,713
                                                            ===========     =============     ===============        =============

Liabilities:
  Deposits:
         Non-interest-bearing                               $   144,795     $      11,001                            $     155,796
         Interest-bearing                                       634,451           128,994                                  763,445
                                                            -----------     -------------     ---------------
         Total deposits                                         779,246           139,995                                  919,241
  Short-term borrowings                                          21,593            14,500                                   36,093
  Long-term debt                                                224,934            14,679                                  239,613
  Accrued interest payable and other liabilities                  8,456             1,332                                    9,788
                                                            -----------     -------------     ---------------        -------------
         Total liabilities                                    1,034,229           170,506                                1,204,735

Stockholders' Equity
  Preferred stock                                                 ---               ---                                      ---
  Common stock ( 8,545,000 combined                              36,701             2,683              (2,683)  (A)         42,726
    shares outstanding)                                                                                 6,025   (A)
  Surplus                                                        29,155             2,974              (2,974)  (A)         29,155
  Retained earnings                                              28,145            10,946                (368)  (A)         38,723
  Accumulated other comprehensive income (loss), net               (926)              232                                     (694)
  Less: Treasury stock (300,000 shares)                          (5,932)            ---                                     (5,932)
                                                            -----------     -------------     ---------------        -------------
        Total stockholders' equity                               87,143            16,835                                  103,978
                                                            -----------     -------------     ---------------        -------------
        Total liabilities and stockholders' equity          $ 1,121,372     $     187,341                            $   1,308,713
                                                            ===========     =============     ===============        =============
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(A)  Reflects the exchange of 1,205,000 shares of Community Banks, Inc. common stock for 1,339,000 shares of Glen Rock State Bank common stock. Shares of
     Community Banks, Inc. and Glen Rock State Bank have par values of $5 and
     $2, respectively.